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                                                                   EXHIBIT 10.12

LAND CONTRACT
47-040-023 (10/21/03)                       Philip R. Seaver Title Company, Inc.
--------------------------------------------------------------------------------

THIS CONTRACT is effective as of this 15th day of July, 2004 (the "Effective Date"), between Meadowbrook Insurance Group, Inc., a Michigan corporation, hereinafter referred to as "SELLER", whose address is 26600 Telegraph Road, Southfield, Michigan 48034-2438, and MB Center II LLC, a Michigan limited liability company, hereinafter referred to as "PURCHASER", whose address is 101 West Big Beaver Road, Suite 200, Troy, Michigan 48084-5255.

         WITNESSETH:

1. SELLER AGREES AS FOLLOWS:

         (a) To sell and convey to Purchaser land in the City of Southfield, Oakland County, Michigan, the Property ("Property") described as:

                            See Attached Exhibit "A"

             Tax Parcel No.:                           Common Address:

             Tax Parcel ID# Part of 24-18-451-003      Vacant Property

together with all tenements, hereditaments, improvements and appurtenances now on the Property, and subject to all applicable building and use restrictions, easements, and other matters of record, if any, affecting the Property as of the date hereof, but free of liens and mortgages other than liens created by Purchaser.

         (b) That the consideration for the sale of the above described Property to Purchaser is Three Million Three Hundred Fifty-Five Thousand Three Hundred Ten and 00/100 ($3,355,310.00) Dollars, of which the sum of Six Hundred Thirty-Three Thousand Two Hundred and 00/100 ($633,200.00) Dollars, has heretofore been paid to Seller, the receipt of which is hereby acknowledged, and the balance of Two Million Seven Hundred Twenty-Two Thousand One Hundred Ten and 00/100 ($2,722,110.00) Dollars ("Principal"), is to be paid to Seller, with interest on any part thereof at any time unpaid at the rate of seven percent (7%) per annum, simple interest. Purchaser shall make monthly payments of interest only to the extent accrued on the first day of each calendar month. Purchaser shall pay all accrued interest as of the Effective Date, in its first monthly payment which is due and payable as of September 1, 2004 or the first day of the month following the date the escrow is released, whichever is later. This balance of purchase money and interest shall be paid in a balloon payment prior to, but in no event later than thirty-six (36) months after the effective date of this Land Contract.

         (c) Upon receiving payment in full of all sums owing herein, less the amount then due on any existing mortgage or mortgages, and the surrender of the duplicate of this contract, to execute and deliver to Purchaser or Purchaser's assigns, a good and sufficient Warranty Deed, subject to aforesaid restrictions, easements, and matters of record as of the date hereof, and free from all other encumbrances, except such as may be herein set forth, and except such encumbrances as shall have accrued or attached since the date hereof through the acts or omissions of persons other than Seller cr its assigns.

         (d) To deliver to Purchaser as evidence of title, a Policy of Title Insurance insuring Purchaser, the effective date of the policy to be the date of this contract, and issued by PHILIP R. SEAVER TITLE COMPANY in the amount of the purchase price without standard exceptions.

2. PURCHASER AGREES AS FOLLOWS:

         (a) To purchase said land and pay Seller the sum aforesaid, with the interest thereon as above provided.

         (b) To use, maintain and occupy said Property in accordance with any and all restrictions thereon.

         (c) To keep the Property in accordance with all police, sanitary and other regulations imposed by any governmental authority.

         (d) To pay all taxes and assessments hereafter levied on said Property before any penalty for non-payment attaches thereto. If separate tax bills are not available, Seller will provide to Purchaser a notice of taxes due, in a timely manner after the taxing authority has issued the bill to Seller. Seller shall reasonably calculate the taxes due from Purchaser based on the square footage of the Property and the cost of any improvements if separate tax bills are not available. During the term of the Land Contract, Purchaser shall procure and maintain public liability insurance with commercially reasonable coverage amounts. Said insurance policy shall name Seller as an additional insured and shall have policy limits of not less than Three Million Dollars ($3,000,000) per occurrence. Proof of such insurance shall be delivered to Seller annually and upon request. The insurance certificate shall state that it shall not be terminated without at least thirty (30) days' prior notice to Seller.


                                   Page 1 of 5

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         (e) That it has examined a Title Insurance Commitment dated effective
May 24, 2004, covering the above described Property, and is satisfied with the marketability of the title shown thereby.

         (f) To keep and maintain the Property in as good condition as it is at the date hereof and not to commit waste, remove or demolish any improvements thereon, or otherwise diminish the value of Seller's security, without the written consent of Seller. Construction of improvements to the Property will not constitute waste.

3. SELLER AND PURCHASER MUTUALLY AGREE AS FOLLOWS:

         (a) That Seller may, at any time during the continuance of this contract encumber said land by mortgage or mortgages, provided, at no time shall the sum secured by the mortgage exceed eighty percent (80%) of the unpaid balance of this land contract.

         (b) That if Sellers interest in the land is now or hereafter encumbered by mortgage, Seller shall meet the payments of principal and interest thereon as they mature and produce evidence thereof to Purchaser on demand, and in default of Seller, said Purchaser may pay the same. Such payments by Purchaser shall be credited on the sums first maturing hereon, with interest at the rate provided in paragraph 1(b) on payments so made. If proceedings are commenced to recover possession or to enforce the payment of such contract or mortgage because of Seller's default, Purchaser may, at any time thereafter while such proceedings are pending, encumber said land by mortgage, securing such sum as can be obtained, upon such terms as may be required, and with the proceeds, pay and discharge such mortgage, or purchase money line. Any mortgage so given shall be a first lien upon the land superior to the rights of Seller therein and thereafter Purchaser shall pay the principal and interest on such mortgage so given as they mature, which payments shall be credited on the sums matured or first maturing hereon. Seller shall be responsible for payment of any prepayment premium due under Seller's mortgage or the note it secures.

         (c) That if default is made by Purchaser in the payment of any taxes, assessments or insurance premiums, or in the delivery of any policy as hereinbefore provided, and if Purchaser fails to cure the same within fifteen
(15) days after Seller serves notice reasonably describing Purchaser's default, Seller may pay such taxes or premiums or procure such insurance and pay the premium or premiums thereon, and any sum or sums so paid shall be a further lien on the land and promises, payable by Purchaser to Seller forthwith with interest at the rate as set forth in paragraph l(b) hereof.

         (d) No assignment or conveyance by Purchaser shall create any liability whatsoever against Seller until a duplicate thereof, duly witnessed and acknowledged, together with the residence address of such assignee, shall be delivered to Seller. Purchaser's liability hereunder shall not be released or affected in any way by delivery of such assignment, or by Seller's endorsement of receipt and/or acceptance thereon.

         (e) Purchaser shall have the right to possession of the Property. During the term of the Land Contract, Purchaser and its agents shall have possession of the property and shall be permitted to conduct construction activities as necessary for Purchasers development of the property in conformity with all recorded restrictions, including, but not limited to, those restrictions reflected in the Master Deed recorded in Liber 18714, Pages 477-520, inclusive, provided, however, Purchaser assumes all liability for Purchaser's acts and omissions and the acts and omissions of any of its agents who enter the Property and shall indemnify, defend and hold Seller harmless from any loss, cost, damage or expense incurred by Seller as a result of such acts. Purchaser shall maintain appropriate builders' risk insurance and workman's compensation insurance and shall exhibit such to Seller upon request. In the event Purchaser defaults under the Land Contract and the property is forfeited back to Seller, Purchaser agrees that title to all improvements shall be vested in Seller.

         (f) If Purchaser shall fail to perform this contract or any part thereof, Seller immediately after such default shall have the right to declare the same forfeited and void by written notice in the form described below, and retain whatever may have been paid hereon, and all improvements that may have been made upon the Property, together with additions and accretions thereto, and consider and treat Purchaser as its tenant holding over without permission and may take immediate possession of the Property, and Purchaser and each and every other occupant remove and put out. Every notice of forfeiture relied upon by Seller to terminate rights hereunder shall specify all unpaid monies and other breaches of this contract and shall declare forfeiture of this contract to be effective fifteen (15) days after service, unless such money is paid and any other breaches of this contract are cured within that time. The parties have signed and recorded a memorandum of this Agreement, and Purchaser shall be deemed to be in actual and constructive possession of the Property for all purposes including the Michigan Summary Proceedings Act.

         (g) If default is made by Purchaser and such default continues for a period of fifteen (15) days or more after Seller notifies Purchaser in writing of the nature of the default and states Seller's intention to foreclose, and Seller desires to foreclose this contract in equity, then Seller shall have, at its option, the right to declare the entire unpaid balance hereunder to be due and payable forthwith, notwithstanding anything herein contained to the contrary.

         (h) Time shall be deemed to be of the essence of this contract.

         (i) The individual parties hereto represent themselves to be of full age, and the corporate parties hereto represent themselves to be valid existing corporations with their charters in full force and effect.

         (j) Replaced by paragraph (t).

         (k) From and after the thirty-sixth (36th) month due date maturity of this Land Contract, the principal and interest accrued as of the date of such maturity shall bear interest at eleven percent (11%) simple interest per annum. KH060795


                                  Page 2 of 5

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         (l) If any action is brought by either party to enforce its rights hereunder, the losing party shall pay the prevailing party's attorney fees and court costs.

         (m) Purchaser and Seller's interest in this Land Contract may be recorded in the form of a Memorandum of Land Contract.

         (n) No breach of any express or implied warranty shall entitle Purchaser to any delay or set off with regard to payments due under the Land Contract unless and until a judgment based upon such breach has been rendered by a court of competent jurisdiction and has become unappealable.

         (o) Purchaser is acquiring the Property "As-Is" with all faults and defects, and Purchaser acknowledges and agrees that Seller has not made, does not make and specifically disclaims any representations, warranties, promises, covenants, agreements or guarantees of any kind or character whatsoever whether express or implied, oral or written, past, present or future, as to, concerning or with respect to (A) the nature, quality or condition of the Property, including, without limitation, the water, soil and geology, or the presence or absence of any pollutant, hazardous waste, gas or substance or solid waste on or about the Property, (B) the suitability of the Property for any and all activities and uses which Purchaser may intend to conduct thereon, (C) the compliance of or by the Property or its operation with any laws, rules, ordinances or regulations of any governmental authority or body having jurisdiction, including, without limitation, all applicable zoning laws, (D) the habitability, merchantability or fitness for a particular purpose of the Property, or (E) any other matter related to or concerning the Property, except as expressly set forth in this Agreement; and Purchaser shall not seek recourse against Seller on account of any loss, cost or expense suffered or incurred by Purchaser with regard to any of the matters described in Clauses (A) through (E) above. Purchaser acknowledges that Purchaser, having been given the opportunity to inspect the Property, is relying solely on its own investigation of the Property and not on any information provided or to be provided by or on behalf of Seller. Purchaser further acknowledges that no independent investigation or verification has been or will be made by Seller with respect to any information supplied by or on behalf of Seller concerning the Property, and Seller makes no representation as to the accuracy or completeness of such information, it being intended by the parties that Purchaser shall verify the accuracy and completeness of such information itself. Purchaser acknowledges that the disclaimers, agreements and other statements set forth in this paragraph are an integral portion of this Agreement and that Seller would not agree to sell the Property to Purchaser for the purchase price without the disclaimers, agreements and other statements set forth in this paragraph.

         (p) If required by any governmental authorities as a condition of Purchaser's development of the Property as contemplated in the reciprocal easement agreement signed simultaneously with this land contract or as shown in the site plan approved by the parties prior to the date hereof, the parties will join in the granting of easements to such governmental authorities for access and public utilities.

         (q) Purchaser shall be entitled to receive all interest which has accrued on its deposit of Fifty Thousand and 00/100 ($50,000.00) Dollars, provided that such deposit was delivered into an interest bearing escrow account.

         (r) Purchaser, in its first interest payment to Seller due and payable September 1, 2004, shall include all interest accrued on the Principal beginning on the Effective Date.

         (s) This Land Contract may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

         (t) Any notices or consents required or permitted to be given under the terms of this Agreement shall be deemed delivered when actually received if personally delivered; upon actual receipt at the addressee's fax machine (with confirmation of successful transmission) if telecopied; or one (1) business day after delivery of a copy to a nationally recognized overnight delivery service which provides a receipt of service (other than an overnight delivery service offered by the United States Postal Service), addressed to the respective parties as follows:

           If to Seller:
                   Meadowbrook Insurance Group, Inc.
                   26600 Telegraph Road
                   Southfield, Michigan 48034-2438
                   Attn: General Counsel
                   Fax: (246) 358-1614

                   with a copy to:

                   Edward F. Kickham, Esq.
                   26862 Woodward Avenue, Suite 100
                   Royal Oak, Michigan 48067-0958
                   Fax: (248) 414-9906

           If to Purchaser:

                   Kirco Acquisition, LLC
                   Columbia Center-Suite 200
                   101 West Big Beaver Road
                   Troy, Michigan 48084-5255
                   Attn: Clifford D. Aiken
                         A. Mathew Kiriluk, II
                   Fax: (248) 680-7181


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                   with a copy to:

                   Butzel Long
                   100 Bloomfield Hills Parkway, Suite 200
                   Bloomfield Hills, Michigan 48034
                   Attn: D. Stewart Green
                   Fax: (248) 258-1439

or to such other party or address as shall be specified by like notice.

         Nouns and pronouns will be deemed to refer to the masculine, feminine, neuter, singular and plural, as the identity of the person or persons, firm or corporation may in the context require. The covenants herein shall bind the heirs, devisees, legatees, assigns, and successors of the respective parties.

         IN WITNESS WHEREOF, the parties hereto have executed this contract in duplicate the day and year first above written.

                           SELLER:

                           MEADOWBROOK INSURANCE GROUP, INC.,
                           a Michigan corporation

                           /s/ Robert S. Cubbin
                           --------------------------------------------
                           By: Robert S. Cubbin
                               Its: President & CEO


                           PURCHASER:

                           MB CENTER II, LLC, a Michigan limited liability company

                           By: Kirco Development LLC, a Michigan limited liability company
                           Its: Manager


                                ---------------------------------------
                                By: A. Mathew Kiriluk, II
                                       Its: President



State of Michigan            )
                             ) ss
County of Oakland            )
          -------------------

         The foregoing instrument was acknowledged before me this 23rd day of July, 2004, by Robert S. Cubbin, the President & CEO of Meadowbrook Insurance Group, Inc., a Michigan corporation, on behalf of said corporation.


                                            Sandra L. Ferrari
                                            ------------------------------------
                                                                 , Notary Public
                                            ---------------------
                                                                County, Michigan
                                            --------------------
                                            My commission expires
                                                                 ---------------
                                            Acting in the County of Oakland    .
                                                                    ------------

State of Michigan            )                     SANDRA L. FERRARI
                             ) ss              NOTARY PUBLIC OAKLAND CO., MI
County of                    )               MY COMMISSION EXPIRES MAY 2, 2006
          -------------------



         The foregoing instrument was acknowledged before me this    th day of
July, 2004, by A. Mathew Kiriluk, II, the President of Kirco Development LLC, a Michigan limited liability company, the Manager of MB Center II, LLC, a Michigan limited liability company, on behalf of said limited liability company.



                                            ------------------------------------
                                                                 , Notary Public
                                            ---------------------
                                                                County, Michigan
                                            --------------------
                                            My commission expires
                                                                 ---------------
                                            Acting in the County of            .
                                                                    ------------

DRAFTED BY:

Edward F. Kickham
KICKHAM HANLEY P.C.
26862 Woodward Avenue, Suite 100
Royal Oak, Michigan 48067-0958
(248) 414-9900
(248) 414-9906 (fax)

                                   Page 4 of 5

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                   with a copy to:

                   Butzel Long
                   100 Bloomfield Hills Parkway, Suite 200
                   Bloomfield Hills, Michigan 48034
                   Attn: D. Stewart Green
                   Fax: (248) 258-1439

or to such other party or address as shall be specified by like notice.

         Nouns and pronouns will be deemed to refer to the masculine, feminine, neuter, singular and plural, as the identity of the person or persons, firm or corporation may in the context require. The covenants herein shall bind the heirs, devisees, legatees, assigns, and successors of the respective parties.

         IN WITNESS WHEREOF, the parties hereto have executed this contract in duplicate the day and year first above written.


                           SELLER:

                           MEADOWBROOK INSURANCE GROUP, INC.,
                           a Michigan corporation


                           --------------------------------------------
                           By: Robert S. Cubbin
                               Its: President & CEO


                           PURCHASER:

                           MB CENTER II, LLC, a Michigan limited liability company

                           By: Kirco Development LLC, a Michigan limited liability company
                           Its: Manager

                                /s/ A. Mathew Kiriluk, II
                                ---------------------------------------
                                By: A. Mathew Kiriluk, II
                                       Its: President



State of Michigan            )
                             ) ss
County of                    )
          -------------------

         The foregoing instrument was acknowledged before me this    th day of
July, 2004, by Robert S. Cubbin, the President & CEO of Meadowbrook Insurance Group, Inc., a Michigan corporation, on behalf of said corporation.



                                            ------------------------------------
                                                                 , Notary Public
                                            ---------------------
                                                                County, Michigan
                                            --------------------
                                            My commission expires
                                                                 ---------------
                                            Acting in the County of
                                                                    ------------

State of Michigan            )
                             ) ss
County of Oakland            )
          -------------------

         The foregoing instrument was acknowledged before me this 23th day of July, 2004, by A. Mathew Kiriluk, II, the President of Kirco Development LLC, a Michigan limited liability company, the Manager of MB Center II, LLC, a Michigan limited liability company, on behalf of said limited liability company.

                                            Vicky Bednarczyk
                                            ------------------------------------
                                                                 , Notary Public
                                            ---------------------
                                                                County, Michigan
                                            --------------------
                                            My commission expires
                                                                 ---------------
                                            Acting in the County of            .
                                                                    ------------

                                                      VICKY BEDNARCZYK
                                                  NOTARY PUBLIC WAYNE CO., MI
                                             MY COMMISSION EXPIRES JUL 16, 2007
                                                 ACTING IN OAKLAND COUNTY, MI


DRAFTED BY:

Edward F. Kickham
KICKHAM HANLEY P.C.
26862 Woodward Avenue, Suite 100
Royal Oak, Michigan 48067-0958
(248) 414-9900
(248) 414-9906 (fax)

                                   Page 4 of 5


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                                   EXHIBIT "A"
                               LEGAL DESCRIPTION


Unit 14 of the American Commerce Centre, according to Master Deed recorded in Liber 18714, Pages 477 through 520, inclusive, Oakland County Records, as amended by First Amendment to Master Deed recorded in Liber 19915, Page 599, Oakland County Records, Second Amendment to Master Deed recorded in Liber 20091, Page 811, Oakland County Records, Third Amendment to Master Deed recorded in Liber 20131, Page 335, Oakland County Records, Fourth Amendment to Master Deed recorded in Liber 20998, Page 689, Oakland County Records, Fifth Amendment to Master Deed recorded in Liber 22509, Page 798, Oakland County Records, and Sixth Amendment to Master Deed to be recorded, Oakland County Records, and designated as Oakland County Condominium Subdivision Plan No. 1121, together with rights in common elements and limited common elements as set forth in the above described Master Deed (and Amendment thereto) and as described in Act 59 of the Public Acts of 1978, as amended.

City of Southfield, County of Oakland, Michigan


Tax Identification Number: Part of 24-18-451-003


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